UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes
Fred Alger Management, LLC
100 Pearl Street
New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ALGER

THE ALGER INSTITUTIONAL FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2023 (UNAUDITED)

Alger is a signatory to the PRI and carbon neutral.

Table of Contents

The Alger Institutional Funds

Shareholders’ Letter (Unaudited)	April 30, 2023

Dear Shareholders,

The Pendulum of Market Sentiment

“In the short run, the market is a voting machine but in the long run, it is a weighing machine.” – Benjamin Graham.

Stock prices may have fluctuated over the six month period ended April 30, 2023, mostly based on interest rate movements, but we agree with Graham that over the longer term, company earnings and cash flows ultimately determine stock prices. We believe the rise in interest rates and the corresponding decline in equity valuations are subsiding, leaving Graham’s proverbial scale to determine where stocks are headed. In the final two months of 2022, optimism surrounding the potential peak of the Federal Reserve Bank’s (Fed) tightening cycle was reinforced by lower-than-expected core Consumer Price Index (CPI) readings for both November and December. Persistent inflation, particularly in wages, remained a focal point for the Fed, and the inverted yield curve amplified fears of a policy misstep or a looming economic downturn. Fed Chairman Jerome Powell indicated in December 2022, that the institution would maintain its “higher-for-longer” approach for interest rates and projected a long-run terminal rate exceeding 5.0%, which sparked concerns about the sustainability of a stock market rebound.

The first quarter of 2023 saw a reversal in the bearish investor sentiment that had marked much of the previous year. In February, the Fed reduced the pace of rate hikes to 25 basis points (bps), after a 50 bps hike in December. Powell, acknowledging the disinflation trend, did not resist the easing of financial conditions, and U.S. Treasury yields fell during the first quarter. In March, concerns around bank funding and liquidity emerged following the collapse of two regional banks, leading to significant deposit outflows at the regional level. However, the Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) took steps to contain market concerns. These steps included announcing an emergency liquidity program, guaranteeing uninsured deposits at the impacted regional banks, and allowing some bank mergers and acquisitions to take place. At the end of March, the Fed raised rates by another 25 bps, bringing the Federal Funds rate to 5.0%. In April, U.S. Gross Domestic Product (GDP) grew 1.1%, missing the 2.0% forecast and falling from the prior quarter’s 2.6%, despite robust consumer spending.

Among non-U.S. equities, developed markets saw strong performance during the fiscal six-month period ended April 30, 2023. Notable strength was driven by Europe avoiding an energy crisis due to a mild winter, and global supply chain bottlenecks seeing continued relief. As such, the MSCI EAFE Index was up 24.6%, driven by strong performance in the Financials and Industrials sectors, while the Real Estate and Energy sectors experienced relative weakness. From a broader perspective, the MSCI ACWI Index rose 13.0% during the fiscal six-month period, where the Communication Services and Information Technology sectors showed strong results, while the Health Care and Energy sectors saw weaker performance. Within Emerging Markets, notable strength was driven by China reopening its borders, and the MSCI Emerging Markets Index was up 16.5% during the fiscal six-month period. Strong performance within the Communication Services and Information Technology sectors was slightly offset by relative weakness in the Real Estate and Energy sectors.

During the fiscal six-month period, growth outperformed value, with the Russell 3000 Growth Index returning 10.8%, outperforming the Russell 3000 Value Index, which posted a return of 3.4% for the period. There was also a notable bifurcation between small- and large-cap stocks, where the -3.5% return of the Russell 2000 Index considerably underperformed the 7.2% return of the Russell 1000 Index during the fiscal six-month period.

Slow Dance into Recession

The Conference Board’s Index of Leading Economic Indicators (LEI) – a composite of economic information that includes housing, consumer confidence and durable goods orders – has historically proven to be a strong predictor of recessions, particularly when the index moves into negative territory. The LEI fell into negative territory in August 2022, and as of March 2023, it shows a year-over-year decline of 7.8%.

Further, over the past thirteen tightening cycles, the United States has only achieved a soft landing (i.e., an economic slowdown without a recession) on three occasions (1984, 1994-1995 and 2020). In each of these instances, interest rates were increased by only 300 bps. As of April 30, 2023, the Fed has increased rates by approximately 500 bps since it began its hiking cycle in March 2022. If history is any guide, we find it unlikely that the Fed can successfully orchestrate a soft landing, given the Fed has now hiked well above the approximate “soft landing” rate increase of 300 bps.

Further challenging the ability for a soft landing is the lagged impact of the Fed’s aggressive tightening cycle. It is important to note the strong historical relationship between small bank lending standards and U.S. corporate business spending, known as capital expenditures. As bank lending standards tighten, fewer loans are made and companies’ cost of capital rises. As a result, companies reduce their capital projects, either due to a lack of funds or because the higher cost makes these projects less financially attractive. In our view, bank lending standards will likely continue to tighten and slow business capital expenditures, pressuring earnings for more economically sensitive companies that rely on capital expansion projects.

As of the writing of this letter, the Fed has continued to tighten financial conditions via its interest rate increases and the roll-off of debt from its balance sheet. Further, the broader money supply growth is decelerating and is now in outright contraction for the first time since 1938, which is likely to slow economic activity. For these reasons, we believe the United States may have already entered a recession.

Going Forward

We continue to believe that unprecedented levels of innovation are creating compelling investment opportunities - corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which is at an inflection point in our view, potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on market sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 9.57% for the fiscal six-month period ended April 30, 2023, compared to the 11.51% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest sector underweight was Information Technology.

Contributors to Performance

The Consumer Discretionary and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corporation; NVIDIA Corporation; TransDigm Group Incorporated; MercadoLibre, Inc.; and Apple Inc. were among the top contributors to absolute performance.

TransDigm Group specializes in the production of engineered aerospace components, systems and subsystems. Its core Power and Control segment includes operations that primarily develop, produce and market systems and components that provide power to or control power of aircrafts utilizing electronic, fluid, power and mechanical motion control technologies. During the period, the company reported solid fiscal first quarter results, where both revenues and earnings beat analyst estimates. Better-than-expected results were driven by strength in all three of their major market channels – commercial original equipment manufacturing (OEM), commercial aftermarket and defense – as well as strong order bookings. Moreover, management raised their fiscal full year guidance, noting favorable trends in the commercial aerospace market recovery.

Detractors from Performance

The Health Care and Communication Services sectors were the largest detractors from relative performance. Regarding individual positions, Tesla, Inc.; UnitedHealth Group Incorporated; Albemarle Corporation; Signature Bank; and Humana Inc. were among the top detractors from absolute performance.

UnitedHealth Group is an integrated healthcare benefits company uniquely positioned to address rising healthcare costs for its customers, due to its vertical integration, size, and scale. The Optum health benefits services unit, which accounts for approximately 45% of the company’s operating earnings, in our view, has the potential to grow even further as customers look for ways to manage rising healthcare costs. During the period, shares detracted from performance due to several factors: (1) many 2022 healthcare winners with shorter duration profiles and persistent earnings profiles, such as UnitedHealth Group, underperformed in the first quarter of 2023, (2) uncertainty surrounding Medicare Advantage reimbursement levels from the Federal government in 2023, which will be determined later in the year, and (3) increased regulatory scrutiny in the form of potential Medicare Advantage audits across the industry. While these concerns have impacted UnitedHealth in the near-term, we believe company fundamentals remain intact given its large-scale business model, competitive advantages, and medium- to long-term growth prospects.

Alger Focus Equity Fund

The Alger Focus Equity Fund returned 10.87% for the fiscal six-month period ended April 30, 2023, compared to the 11.51% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest sector underweight was Information Technology.

Contributors to Performance

The Consumer Discretionary and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corporation; NVIDIA Corporation; TransDigm Group Incorporated; MercadoLibre, Inc.; and Flutter Entertainment Plc were among the top contributors to absolute performance.

MercadoLibre is the largest e-commerce company in Latin America, with its largest markets being Brazil, Argentina, and Mexico. The company offers a comprehensive suite of services, including an online marketplace for buyers and sellers, payment solutions through Mercado Pago, merchant and buyer financing through Mercado Credito, shipping services through Mercado Envios, and asset management through Mercado Fondo, among other services. We believe the e-commerce market within Latin America remains underpenetrated, creating a favorable backdrop for MercadoLibre, as they have been growing and investing heavily to expand its first mover advantage. Moreover, we believe that the company’s growing fintech payments business, Mercado Pago, is well-positioned to potentially emerge as a leader in Latin America, as well as an emerging online advertising presence that offers attractive margin expansion potential, in our view. During the period, shares contributed to performance after the company reported resilient fiscal fourth quarter earnings that exceeded analyst estimates. Notable drivers that contributed to the earnings beat included strong gross-merchandise-value and an increase in the average take-rate within both e-commerce and Mercado Pago.

Detractors from Performance

The Information Technology and Communication Services sectors were the largest detractors from relative performance. Regarding individual positions, UnitedHealth Group Incorporated; Tesla, Inc.; Live Nation Entertainment, Inc.; Signature Bank; and EOG Resources, Inc. were among the top detractors from absolute performance. Shares of UnitedHealth Group Incorporated detracted from performance in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 5.25% for the fiscal six-month period ended April 30, 2023, compared to the 6.60% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Discretionary.

Contributors to Performance

The Information Technology and Energy sectors provided the largest contributions to relative performance. Regarding individual positions, Prometheus Biosciences, Inc.; Constellation Software Inc.; Chipotle Mexican Grill, Inc.; Cadence Design Systems, Inc.; and TransDigm Group Incorporated were among the top contributors to absolute performance.

Prometheus Biosciences is a biotechnology company focused on developing precision-based medicines to treat autoimmune conditions, primarily those afflicting the intestines such as inflammatory bowel disease (IBD) indications, like ulcerative colitis and Crohn’s disease, by leveraging a proprietary bioinformatics database. Shares contributed to performance during the period as the company reported positive Phase 2 clinical trial results from its IBD study, as the drug PRA023 demonstrated significant patient improvement that was well above expectations. On April 15, 2023, the company entered into an agreement to be acquired by Merck & Co. Inc. for $9.6 billion in cash, which was approximately a 75% premium from the prior trading day’s value. The deal is expected to close in the third quarter of 2023.

Detractors from Performance

The Consumer Discretionary and Consumer Staples sectors were the largest detractors from relative performance. Regarding individual positions, CrowdStrike Holdings, Inc.; First Republic Bank; Aritzia, Inc.; Enphase Energy, Inc.; and BILL Holdings, Inc. were among the top detractors from absolute performance.

BILL Holdings is the leading provider of business-to-business (B2B) commerce solutions for small- and medium-sized businesses (SMBs), including streamlining financial operations such as accounts payables (AP) and accounts receivables (AR). Their target market is primarily U.S. SMBs with revenues up to $100 million. The company earns revenue from: (1) subscription fees charged for access to its cloud-based services; (2) usage-based transaction fees, including payments-related fees; and (3) interest earned on funds held on behalf of customers. The company is positioned as a back-office financial operations and an AP automation software-as-a-service (SaaS) platform for the SMB segment of B2B payments. According to our analysis, roughly 42% of B2B payments are still made via physical check, and 93% of businesses with less than $1 billion of annual revenue reported receiving physical checks as payment. During the period, shares detracted from performance, as the company reported weaker than expected results. Specifically, growth in total payment volume and transaction growth weakened due to the challenging macroeconomic backdrop, along with fewer net-customer additions. Despite these events, we believe company fundamentals remain intact and are well positioned to continue to penetrate the underserved SMB market with its differentiated product offerings over the long-term.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned -2.85% for the fiscal six-month period ended April 30, 2023, compared to the -0.29% return of the Russell 2000 Growth Index. During the reporting period, the largest sector weightings were Health Care and Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Industrials.

Contributors to Performance

The Information Technology and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, NeoGenomics, Inc.; Manhattan Associates, Inc.; Wingstop, Inc.; HubSpot, Inc.; and Insulet Corporation were among the top contributors to absolute performance.

Hubspot is a cloud-based marketing and sales platform for SMBs, focusing on inbound marketing strategies to attract, engage, and convert website visitors into customers. Its platform provides a comprehensive suite of applications including search engine optimization (SEO), blogging, marketing automation, customer relationship management (CRM), and analytics, utilizing a centralized database for personalized interactions. In our view, this approach fosters warmer prospect engagement compared to traditional methods like cold calling and email blasts. Over the years, the company has evolved from a small business CRM vendor to a comprehensive provider of marketing, sales and content management solutions for global SMBs. With an approximate 3% combined market share, a large customer base, robust partner network and extensive HubSpot suite, we believe the company is well positioned to capture additional market share in the large SMB front office applications industry, as well as expand in the upmarket segment (i.e., companies with 200 to 2,000 employees). Shares contributed to performance during the period, as the company reported better-than-expected operating results, noting strong quarterly execution against a difficult macroeconomic environment.

Detractors from Performance

The Health Care and Industrials sectors were the largest detractors from relative performance. Regarding individual positions, Magnolia Oil & Gas Corp.; Xometry, Inc.; HealthEquity Inc.; BILL Holdings, Inc.; and CareDx, Inc. were among the top detractors from absolute performance.

Xometry is a leading two-sided marketplace for on-demand manufacturing services. The company provides real-time access to global manufacturing demand and capacity, with sourcing and pricing available across a network of buyers and sellers. This marketplace enables buyers (e.g., engineers and product designers) to efficiently source manufacturing processes and sellers of manufacturing services to grow their businesses. Xometry’s AI-enabled technology platform is powered by proprietary machine learning algorithms, resulting in a sophisticated marketplace for manufacturing. During the period, the company reported weaker-than-expected revenues and revised their forward guidance below consensus. Management noted that suppliers accepted orders more quickly than usual on the Xometry platform due to a challenging macroeconomic environment, causing the proprietary algorithm to reduce market pricing, resulting in weaker revenue growth and gross margin compression. The company adjusted their proprietary algorithm in January and the company stated that it expects gross margins to improve throughout the year.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above represents the six-month period return of Class I shares.

The performance data quoted in this material represents past performance, which is not an indication or a guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2023. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal six-month period ended April 30, 2023.

Risk Disclosures

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Focus Equity Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for The Alger Institutional Funds’ most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

●	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

●	The MSCI ACWI captures large- and mid-cap representation across developed markets and emerging markets countries. The index covers approximately 85% of the global equity opportunity set.

●	The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

●	The MSCI Emerging Markets Index captures large-and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

●	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

●	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

●	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

●	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased barometer of the small-cap segment.

●	The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

●	The Russell 3000 Index measures the performance of the largest 3,000 US companies of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market

●	The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

●	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes Russell Microcap companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

●	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges.

●	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

●	The Russell Midcap Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Capital Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares may vary from the results shown above due to differences in expenses each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23

AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class I	(2.78)%	8.89%	12.02%
Class R	(3.21)%	8.41%	11.50%
Russell 1000 Growth Index	2.34%	13.80%	14.46%

			Since
	1 YEAR	5 YEARS	Inception
Class Y (Inception 2/28/17)	(2.38)%	9.33%	11.56%
Russell 1000 Growth Index	2.34%	13.80%	14.86%

			Since
	1 YEAR	5 YEARS	Inception
Class Z-2 (Inception 10/14/16)	(2.45)%	9.25%	12.28%
Russell 1000 Growth Index	2.34%	13.80%	15.75%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER FOCUS EQUITY FUND

Fund Highlights Through April 30, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund. Figures for Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Focus Equity Fund Class I shares also include reinvestment of capital gains. Performance for Alger Focus Equity Fund Class A, Class C, Class Y and Class Z shares may vary from the results shown above due to differences in expenses and sales charges that those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER FOCUS EQUITY FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23

AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(6.42)%	9.42%	13.10%
Class C	(2.98)%	9.77%	12.86%
Class I	(1.22)%	10.66%	13.79%
Class Z	(0.93)%	10.97%	14.10%
Russell 1000 Growth Index	2.34%	13.80%	14.46%

			Since
	1 YEAR	5 YEARS	Inception
Class Y (Inception 2/28/17)	(0.87)%	10.99%	13.72%
Russell 1000 Growth Index	2.34%	13.80%	14.86%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. On October 15, 2018, the Fund changed its name from Alger Capital Appreciation Focus Fund to Alger Focus Equity Fund. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Figures for Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23

AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class I	(2.43)%	7.52%	9.59%
Class R	(2.88)%	7.01%	9.05%
Russell Midcap Growth Index	1.60%	8.96%	10.84%

			Since
	1 YEAR	5 YEARS	Inception
Class Z-2 (Inception 10/14/16)	(1.99)%	7.89%	11.04%
Russell Midcap Growth Index	1.60%	8.96%	11.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23

AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class I	(11.63)%	4.64%	7.83%
Class R	(12.10)%	4.14%	7.32%
Russell 2000 Growth Index	0.72%	4.00%	8.44%

			Since
	1 YEAR	5 YEARS	Inception
Class Z-2 (Inception 8/1/16)	(11.31)%	4.99%	9.34%
Russell 2000 Growth Index	0.72%	4.00%	7.33%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

April 30, 2023 (Unaudited)

	Alger Capital			Alger Small Cap
	Appreciation	Alger Focus Equity	Alger Mid Cap Growth	Growth Institutional
SECTORS	Institutional Fund	Fund	Institutional Fund	Fund
Communication Services	10.1%	10.1%	4.3%	4.0%
Consumer Discretionary	17.4	15.2	15.0	10.8
Consumer Staples	0.0	0.0	1.0	6.3
Energy	3.8	3.4	3.8	5.0
Financials	7.7	8.9	4.6	2.4
Healthcare	16.0	14.3	17.9	29.5
Industrials	6.3	7.9	16.9	7.0
Information Technology	36.2	32.8	27.9	31.4
Materials	2.1	2.7	3.4	1.7
Real Estate	0.0	0.0	3.5	1.6
Short-Term Investments and Net Other Assets	0.4	4.7	1.7	0.3
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—99.3%	SHARES	VALUE
ADVERTISING—0.8%
The Trade Desk, Inc., Cl. A*	240,238	$15,456,913
AEROSPACE & DEFENSE—3.5%
HEICO Corp.	99,930	16,852,195
TransDigm Group, Inc.	71,832	54,951,480
		71,803,675
APPAREL ACCESSORIES & LUXURY GOODS—1.3%
LVMH Moet Hennessy Louis Vuitton SE	27,263	26,223,770
APPAREL RETAIL—0.3%
The TJX Cos., Inc.	64,974	5,121,251
APPLICATION SOFTWARE—4.3%
Adobe, Inc.*	34,144	12,891,409
Cadence Design Systems, Inc.*	69,050	14,462,522
Datadog, Inc., Cl. A*	162,793	10,968,992
Intuit, Inc.	82,170	36,479,372
Salesforce, Inc.*	66,214	13,134,871
		87,937,166
AUTOMOBILE MANUFACTURERS—1.1%
Tesla, Inc.*	143,359	23,555,317
AUTOMOTIVE PARTS & EQUIPMENT—0.1%
Mobileye Global, Inc., Cl. A*	29,491	1,110,041
BIOTECHNOLOGY—7.0%
AbbVie, Inc.	174,084	26,307,574
Biogen, Inc.*	50,103	15,242,836
Natera, Inc.*	711,517	36,088,142
Prometheus Biosciences, Inc.*	142,821	27,700,133
Regeneron Pharmaceuticals, Inc.*	13,140	10,535,521
Vaxcyte, Inc.*	412,593	17,671,358
Vertex Pharmaceuticals, Inc.*	31,837	10,847,821
		144,393,385
BROADLINE RETAIL—8.0%
Amazon.com, Inc.*	1,018,236	107,372,986
MercadoLibre, Inc.*	44,982	57,464,055
		164,837,041
CARGO GROUND TRANSPORTATION—0.4%
Old Dominion Freight Line, Inc.	23,158	7,419,592
CASINOS & GAMING—3.6%
Flutter Entertainment PLC*	111,723	22,324,219
Las Vegas Sands Corp.*	520,735	33,248,930
MGM Resorts International	407,995	18,327,135
		73,900,284
COMMUNICATIONS EQUIPMENT—0.7%
Arista Networks, Inc.*	93,518	14,977,843
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.5%
Wabtec Corp.	115,047	11,236,640
CONSTRUCTION MATERIALS—1.3%
Martin Marietta Materials, Inc.	70,756	25,698,579
COPPER—0.1%
Freeport-McMoRan, Inc.	77,979	2,956,184

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—99.3% (CONT.)	SHARES	VALUE
DIVERSIFIED BANKS—1.0%
JPMorgan Chase & Co.	149,022	$20,600,801
ELECTRICAL COMPONENTS & EQUIPMENT—0.3%
Eaton Corp. PLC	31,382	5,244,560
ENVIRONMENTAL & FACILITIES SERVICES—1.1%
GFL Environmental, Inc.	329,855	11,973,736
Waste Management, Inc.	62,134	10,317,351
		22,291,087
FINANCIAL EXCHANGES & DATA—2.1%
CME Group, Inc., Cl. A	68,582	12,740,478
S&P Global, Inc.	85,196	30,890,366
		43,630,844
FOOTWEAR—0.9%
NIKE, Inc., Cl. B	137,758	17,456,694
HEALTHCARE DISTRIBUTORS—0.5%
McKesson Corp.	30,137	10,977,101
HEALTHCARE EQUIPMENT—2.9%
Boston Scientific Corp.*	439,489	22,906,167
Dexcom, Inc.*	94,480	11,464,203
Intuitive Surgical, Inc.*	80,776	24,331,347
		58,701,717
HEALTHCARE FACILITIES—1.1%
Acadia Healthcare Co., Inc.*	304,303	21,998,064
HOTELS RESORTS & CRUISE LINES—1.6%
Booking Holdings, Inc.*	5,892	15,827,738
Trip.com Group Ltd.#,*	503,066	17,863,874
		33,691,612
INTERACTIVE HOME ENTERTAINMENT—0.0%
Roblox Corp., Cl. A*	28,525	1,015,490
INTERACTIVE MEDIA & SERVICES—5.8%
Alphabet, Inc., Cl. C*	660,122	71,438,403
Meta Platforms, Inc., Cl. A*	195,987	47,099,596
		118,537,999
INTERNET SERVICES & INFRASTRUCTURE—0.2%
MongoDB, Inc., Cl. A*	16,704	4,008,292
INVESTMENT BANKING & BROKERAGE—0.1%
LPL Financial Holdings, Inc.	11,745	2,452,826
LIFE SCIENCES TOOLS & SERVICES—1.3%
Charles River Laboratories International, Inc.*	24,127	4,587,025
Danaher Corp.	94,929	22,489,630
		27,076,655
MANAGED HEALTHCARE—1.9%
UnitedHealth Group, Inc.	80,798	39,759,888
MOVIES & ENTERTAINMENT—3.5%
Liberty Media Corp. Series C Liberty Formula One*	161,462	11,655,942
Live Nation Entertainment, Inc.*	132,969	9,012,639
Netflix, Inc.*	94,557	31,197,191
The Walt Disney Co.*	192,404	19,721,410
		71,587,182

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—99.3% (CONT.)	SHARES	VALUE
OIL & GAS EQUIPMENT & SERVICES—1.1%
Schlumberger Ltd.	452,341	$22,323,028
OIL & GAS EXPLORATION & PRODUCTION—2.2%
Diamondback Energy, Inc.	147,408	20,961,417
Hess Corp.	52,845	7,665,696
Pioneer Natural Resources Co.	71,840	15,628,792
		44,255,905
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy, Inc.	72,822	11,141,766
PASSENGER GROUND TRANSPORTATION—0.5%
Uber Technologies, Inc.*	354,520	11,007,846
PHARMACEUTICALS—1.3%
AstraZeneca PLC#	204,968	15,007,757
Catalent, Inc.*	55,588	2,786,071
Eli Lilly & Co.	15,669	6,202,730
Reata Pharmaceuticals, Inc., Cl. A*	20,443	2,020,995
		26,017,553
PROPERTY & CASUALTY INSURANCE—0.5%
The Progressive Corp.	78,252	10,673,573
RESTAURANTS—0.5%
Yum China Holdings, Inc.	170,808	10,450,033
SEMICONDUCTORS—9.2%
Advanced Micro Devices, Inc.*	172,928	15,454,575
First Solar, Inc.*	50,273	9,178,844
Marvell Technology, Inc.	786,990	31,070,365
NVIDIA Corp.	381,352	105,821,367
ON Semiconductor Corp.*	119,098	8,570,292
Taiwan Semiconductor Manufacturing Co., Ltd.#	206,837	17,436,359
		187,531,802
SPECIALTY CHEMICALS—0.7%
Albemarle Corp.	75,862	14,069,366
SYSTEMS SOFTWARE—14.3%
Microsoft Corp.	853,109	262,126,271
Oracle Corp.	104,288	9,878,159
Palo Alto Networks, Inc.*	59,641	10,882,097
ServiceNow, Inc.*	22,206	10,201,881
		293,088,408
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.2%
Apple, Inc.	865,978	146,939,147
TRANSACTION & PAYMENT PROCESSING SERVICES—4.0%
PayPal Holdings, Inc.*	126,813	9,637,788
Visa, Inc., Cl. A	313,112	72,870,556
		82,508,344
TOTAL COMMON STOCKS
(Cost $1,312,698,732)		2,035,665,264

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

PREFERRED STOCKS—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Chime Financial, Inc., Series G*,@,(a)	38,919	$1,673,906
(Cost $2,688,128)		1,673,906

SPECIAL PURPOSE VEHICLE—0.2%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Crosslink Ventures Capital C, LLC, Cl. A*,@,(a),(b)		3,210,054
(Cost $3,075,000)		3,210,054
Total Investments
(Cost $1,318,461,860)	99.6%	$2,040,549,224
Affiliated Securities (Cost $3,075,000)		3,210,054
Unaffiliated Securities (Cost $1,315,386,860)		2,037,339,170
Other Assets in Excess of Liabilities	0.4%	8,664,429
NET ASSETS	100.0%	$2,049,213,653

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Chime Financial, Inc., Series G	8/24/21	$2,688,128	0.06%	$1,673,906	0.08%
Crosslink Ventures Capital C, LLC, Cl. A	10/2/20	3,075,000	0.08%	3,210,054	0.16%
Total				$4,883,960	0.24%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—95.3%	SHARES	VALUE
ADVERTISING—0.7%
The Trade Desk, Inc., Cl. A*	132,943	$8,553,553
AEROSPACE & DEFENSE—3.5%
TransDigm Group, Inc.	52,889	40,460,085
APPAREL ACCESSORIES & LUXURY GOODS—1.3%
LVMH Moet Hennessy Louis Vuitton SE	15,944	15,336,236
APPLICATION SOFTWARE—3.0%
Datadog, Inc., Cl. A*	102,796	6,926,394
Intuit, Inc.	62,326	27,669,628
		34,596,022
AUTOMOBILE MANUFACTURERS—1.1%
Tesla, Inc.*	78,085	12,830,146
AUTOMOTIVE PARTS & EQUIPMENT—0.3%
Mobileye Global, Inc., Cl. A*	95,406	3,591,082
BIOTECHNOLOGY—5.4%
AbbVie, Inc.	105,136	15,888,152
Biogen, Inc.*	30,460	9,266,846
Natera, Inc.*	500,216	25,370,956
Vaxcyte, Inc.*	272,559	11,673,702
		62,199,656
BROADLINE RETAIL—8.0%
Amazon.com, Inc.*	545,373	57,509,583
MercadoLibre, Inc.*	27,795	35,507,834
		93,017,417
CASINOS & GAMING—3.4%
Flutter Entertainment PLC*	134,676	26,910,632
MGM Resorts International	270,921	12,169,771
		39,080,403
COMMUNICATIONS EQUIPMENT—0.8%
Arista Networks, Inc.*	60,290	9,656,046
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—1.2%
Wabtec Corp.	145,397	14,200,925
CONSTRUCTION MATERIALS—1.9%
Martin Marietta Materials, Inc.	60,273	21,891,154
DIVERSIFIED BANKS—1.0%
JPMorgan Chase & Co.	85,098	11,763,948
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Eaton Corp., PLC	31,987	5,345,667
ENVIRONMENTAL & FACILITIES SERVICES—2.0%
GFL Environmental, Inc.	656,770	23,840,751
FINANCIAL EXCHANGES & DATA—3.1%
CME Group, Inc., Cl. A	71,127	13,213,263
S&P Global, Inc.	62,227	22,562,266
		35,775,529
HEALTHCARE DISTRIBUTORS—0.6%
McKesson Corp.	18,179	6,621,519

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—95.3% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—2.8%
Boston Scientific Corp.*	271,899	$14,171,376
TransMedics Group, Inc.*	226,854	17,944,151
		32,115,527
HEALTHCARE FACILITIES—1.1%
Acadia Healthcare Co., Inc.*	174,808	12,636,870
HOTELS RESORTS & CRUISE LINES—1.1%
Trip.com Group Ltd.#,*	351,582	12,484,677
INTERACTIVE MEDIA & SERVICES—6.2%
Alphabet, Inc., Cl. C*	362,365	39,215,140
Meta Platforms, Inc., Cl. A*	134,637	32,355,964
		71,571,104
INVESTMENT BANKING & BROKERAGE—0.3%
LPL Financial Holdings, Inc.	16,214	3,386,132
LIFE SCIENCES TOOLS & SERVICES—1.1%
Danaher Corp.	52,446	12,424,982
MANAGED HEALTHCARE—2.0%
UnitedHealth Group, Inc.	47,536	23,391,990
METAL, GLASS & PLASTIC CONTAINERS—0.8%
Ball Corp.	166,257	8,841,547
MOVIES & ENTERTAINMENT—3.2%
Liberty Media Corp. Series C Liberty Formula One*	271,711	19,614,817
Netflix, Inc.*	54,200	17,882,206
		37,497,023
OIL & GAS EQUIPMENT & SERVICES—1.0%
Schlumberger Ltd.	243,292	12,006,460
OIL & GAS EXPLORATION & PRODUCTION—2.4%
EOG Resources, Inc.	237,973	28,430,634
PASSENGER GROUND TRANSPORTATION—0.7%
Uber Technologies, Inc.*	255,997	7,948,707
PHARMACEUTICALS—1.3%
AstraZeneca PLC#	203,319	14,887,017
SEMICONDUCTORS—8.7%
Advanced Micro Devices, Inc.*	101,844	9,101,798
First Solar, Inc.*	27,751	5,066,778
Marvell Technology, Inc.	470,666	18,581,894
NVIDIA Corp.	225,783	62,652,525
ON Semiconductor Corp.*	74,894	5,389,372
		100,792,367
SYSTEMS SOFTWARE—13.4%
Microsoft Corp.	485,324	149,120,652
ServiceNow, Inc.*	13,418	6,164,498
		155,285,150
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.9%
Apple, Inc.	471,571	80,016,167

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—95.3% (CONT.)	SHARES	VALUE
TRANSACTION & PAYMENT PROCESSING SERVICES—4.5%
PayPal Holdings, Inc.*	87,788	$6,671,888
Visa, Inc., Cl. A	198,307	46,151,988
		52,823,876
TOTAL COMMON STOCKS
(Cost $855,114,159)		1,105,300,369
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	76,825	—
(Cost $345,713)		—
SHORT—TERM INVESTMENTS—3.1%	SHARES	VALUE
U.S. GOVERNMENT—3.1%
U.S. Treasury Bill, 0.0%, 5/2/23	36,000,000	35,996,632
(Cost $35,996,632)		35,996,632
Total Investments
(Cost $891,456,504)	98.4%	$1,141,297,001
Affiliated Securities (Cost $345,713)		—
Unaffiliated Securities (Cost $891,110,791)		1,141,297,001
Other Assets in Excess of Liabilities	1.6%	19,082,170
NET ASSETS	100.0%	$1,160,379,171

#	American Depositary Receipts.
(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Prosetta Biosciences, Inc., Series D	2/6/15	$345,713	0.80%	$0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—96.4%	SHARES	VALUE
ADVERTISING—2.1%
The Trade Desk, Inc., Cl. A*	18,952	$1,219,372
AEROSPACE & DEFENSE—4.7%
HEICO Corp.	7,444	1,255,356
TransDigm Group, Inc.	1,969	1,506,285
		2,761,641
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Lululemon Athletica, Inc.*	2,134	810,771
APPAREL RETAIL—0.5%
Burlington Stores, Inc.*	1,496	288,444
APPLICATION SOFTWARE—13.1%
Cadence Design Systems, Inc.*	7,104	1,487,933
Constellation Software, Inc.	916	1,793,000
Datadog, Inc., Cl. A*	9,228	621,783
Guidewire Software, Inc.*	13,519	1,030,013
Manhattan Associates, Inc.*	5,921	980,991
Paycom Software, Inc.*	2,763	802,292
The Descartes Systems Group, Inc.*	11,763	932,184
		7,648,196
AUTOMOTIVE PARTS & EQUIPMENT—0.6%
Mobileye Global, Inc., Cl. A*	8,632	324,909
AUTOMOTIVE RETAIL—2.9%
AutoZone, Inc.*	623	1,659,242
BIOTECHNOLOGY—4.6%
Apellis Pharmaceuticals, Inc.*	4,356	363,421
Celldex Therapeutics, Inc.*	10,445	328,391
Natera, Inc.*	22,654	1,149,011
Prometheus Biosciences, Inc.*	3,716	720,718
Vaxcyte, Inc.*	3,354	143,652
		2,705,193
BUILDING PRODUCTS—0.5%
Trex Co., Inc.*	5,548	303,254
CARGO GROUND TRANSPORTATION—1.8%
Old Dominion Freight Line, Inc.	3,261	1,044,792
CONSTRUCTION & ENGINEERING—1.5%
WillScot Mobile Mini Holdings Corp.*	19,497	885,164
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—1.4%
Wabtec Corp.	8,572	837,227
CONSTRUCTION MATERIALS—2.0%
Martin Marietta Materials, Inc.	3,249	1,180,037
CONSUMER STAPLES MERCHANDISE RETAIL—1.0%
BJ’s Wholesale Club Holdings, Inc.*	7,525	574,684
DIVERSIFIED METALS & MINING—0.4%
MP Materials Corp.*	10,314	223,504
ELECTRONIC COMPONENTS—1.7%
Amphenol Corp., Cl. A	13,142	991,827
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.8%
Novanta, Inc.*	6,727	1,028,155

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—96.4% (CONT.)	SHARES	VALUE
ENVIRONMENTAL & FACILITIES SERVICES—3.6%
GFL Environmental, Inc.	58,362	$2,118,541
FINANCIAL EXCHANGES & DATA—2.5%
MSCI, Inc., Cl. A	2,980	1,437,701
HEALTHCARE EQUIPMENT—3.4%
IDEXX Laboratories, Inc.*	2,114	1,040,426
Insulet Corp.*	3,014	958,573
		1,998,999
HEALTHCARE FACILITIES—1.8%
Acadia Healthcare Co., Inc.*	14,705	1,063,024
HEALTHCARE TECHNOLOGY—1.7%
Veeva Systems, Inc., Cl. A*	5,593	1,001,594
HOME IMPROVEMENT RETAIL—2.3%
Floor & Decor Holdings, Inc., Cl. A*	13,444	1,335,527
HOMEBUILDING—2.0%
NVR, Inc.*	195	1,138,800
HOTELS RESORTS & CRUISE LINES—1.9%
Hilton Worldwide Holdings, Inc.	7,755	1,116,875
INSURANCE BROKERS—0.5%
Ryan Specialty Holdings, Inc., Cl. A*	6,795	277,644
INTERNET SERVICES & INFRASTRUCTURE—1.3%
MongoDB, Inc., Cl. A*	3,164	759,233
IT CONSULTING & OTHER SERVICES—0.5%
EPAM Systems, Inc.*	935	264,081
LIFE SCIENCES TOOLS & SERVICES—5.9%
Mettler-Toledo International, Inc.*	638	951,577
Repligen Corp.*	6,300	955,269
West Pharmaceutical Services, Inc.	4,231	1,528,406
		3,435,252
METAL, GLASS & PLASTIC CONTAINERS—1.0%
Ball Corp.	10,997	584,820
MOVIES & ENTERTAINMENT—2.2%
Liberty Media Corp. Series C Liberty Formula One*	14,466	1,044,300
Live Nation Entertainment, Inc.*	3,864	261,902
		1,306,202
OIL & GAS EQUIPMENT & SERVICES—1.0%
Baker Hughes Co., Cl. A	18,941	553,835
OIL & GAS EXPLORATION & PRODUCTION—2.8%
Diamondback Energy, Inc.	11,245	1,599,039
PROPERTY & CASUALTY INSURANCE—1.6%
Intact Financial Corp.	5,984	905,230
REAL ESTATE SERVICES—3.5%
FirstService Corp.	13,561	2,044,185
RESEARCH & CONSULTING SERVICES—3.4%
CoStar Group, Inc.*	13,489	1,037,978
Verisk Analytics, Inc., Cl. A	4,917	954,439
		1,992,417

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—96.4% (CONT.)	SHARES	VALUE
RESTAURANTS—3.4%
Chipotle Mexican Grill, Inc., Cl. A*	696	$1,439,064
Domino’s Pizza, Inc.	1,681	533,667
		1,972,731
SEMICONDUCTOR MATERIALS & EQUIPMENT—2.3%
KLA Corp.	1,966	759,938
SolarEdge Technologies, Inc.*	2,003	572,117
		1,332,055
SEMICONDUCTORS—4.2%
Marvell Technology, Inc.	15,750	621,810
Microchip Technology, Inc.	11,648	850,187
ON Semiconductor Corp.*	13,656	982,686
		2,454,683
SYSTEMS SOFTWARE—1.6%
Palo Alto Networks, Inc.*	5,231	954,448
TOTAL COMMON STOCKS
(Cost $50,669,261)		56,133,328

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	166,009	—
(Cost $747,040)		—

RIGHTS—0.5%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Tolero CDR*,@,(b),(c)	422,928	283,362
(Cost $226,186)		283,362

SPECIAL PURPOSE VEHICLE—1.4%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—1.4%
Crosslink Ventures Capital C, LLC, Cl. A*,@,(a),(b)		574,156
Crosslink Ventures Capital C, LLC, Cl. B*,@,(a),(b)		236,313
		810,469
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $775,000)		810,469
Total Investments
(Cost $52,417,487)	98.3%	$57,227,159
Affiliated Securities (Cost $1,522,040)		810,469
Unaffiliated Securities (Cost $50,895,447)		56,416,690
Other Assets in Excess of Liabilities	1.7%	992,211
NET ASSETS	100.0%	$58,219,370

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Crosslink Ventures Capital C, LLC, Cl. A	10/2/20	$550,000	0.50%	$574,156	0.99%
Crosslink Ventures Capital C, LLC, Cl. B	12/16/20	225,000	0.19%	236,313	0.40%
Prosetta Biosciences, Inc., Series D	2/6/15	747,040	0.50%	0	0.00%
Tolero CDR	2/6/17	226,186	0.23%	283,362	0.49%
Total				$1,093,831	1.88%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—93.0%	SHARES	VALUE
ADVERTISING—0.4%
Magnite, Inc.*	60,701	$570,589
AEROSPACE & DEFENSE—4.7%
HEICO Corp.	22,868	3,856,460
Hexcel Corp.	11,302	814,648
Mercury Systems, Inc.*	39,485	1,882,250
		6,553,358
APPAREL ACCESSORIES & LUXURY GOODS—1.3%
Capri Holdings Ltd.*	42,573	1,766,780
APPAREL RETAIL—0.8%
Aritzia, Inc.*	11,340	360,436
Victoria’s Secret & Co.*	22,305	691,678
		1,052,114
APPLICATION SOFTWARE—23.6%
ACI Worldwide, Inc.*	94,568	2,395,407
AppFolio, Inc., Cl. A*	10,917	1,524,232
Bill.com Holdings, Inc.*	19,937	1,531,361
Blackbaud, Inc.*	31,325	2,172,545
Blackline, Inc.*	30,962	1,724,893
Everbridge, Inc.*	43,537	1,144,152
Guidewire Software, Inc.*	17,630	1,343,230
HubSpot, Inc.*	7,080	2,980,326
Manhattan Associates, Inc.*	28,146	4,663,229
Paycom Software, Inc.*	7,121	2,067,725
Q2 Holdings, Inc.*	50,266	1,237,549
SEMrush Holdings, Inc., Cl. A*	43,195	417,264
Smartsheet, Inc., Cl. A*	33,059	1,351,121
Sprout Social, Inc., Cl. A*	31,957	1,574,202
SPS Commerce, Inc.*	31,850	4,691,505
Vertex, Inc., Cl. A*	85,295	1,761,342
		32,580,083
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Affiliated Managers Group, Inc.	4,626	667,902
BIOTECHNOLOGY—5.0%
ADMA Biologics, Inc.*	216,166	724,156
Alkermes PLC*	17,170	490,203
Arcus Biosciences, Inc.*	17,775	317,284
Avidity Biosciences, Inc.*	30,579	379,180
Cabaletta Bio, Inc.*	84,268	874,702
Celldex Therapeutics, Inc.*	22,073	693,975
Karuna Therapeutics, Inc.*	6,159	1,222,192
MoonLake Immunotherapeutics, Cl. A*	19,481	414,945
Morphic Holding, Inc.*	15,239	720,195
RAPT Therapeutics, Inc.*	31,623	575,539
Vaxcyte, Inc.*	10,891	466,461
		6,878,832
CONSUMER STAPLES MERCHANDISE RETAIL—3.3%
BJ’s Wholesale Club Holdings, Inc.*	59,413	4,537,371

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—93.0% (CONT.)	SHARES	VALUE
DIVERSIFIED SUPPORT SERVICES—0.4%
Ritchie Bros. Auctioneers, Inc.	10,107	$578,019
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Sunrun, Inc.*	33,174	697,981
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
908 Devices, Inc.*	187,978	1,270,731
FOOD DISTRIBUTORS—3.0%
The Chefs’ Warehouse, Inc.*	41,411	1,377,330
US Foods Holding Corp.*	71,204	2,734,234
		4,111,564
FOOTWEAR—0.5%
On Holding AG, Cl. A*	23,161	751,575
HEALTHCARE DISTRIBUTORS—0.2%
PetIQ, Inc., Cl. A*	26,690	314,675
HEALTHCARE EQUIPMENT—10.4%
Impulse Dynamics PLC, Class E*,@,(a)	532,406	1,756,940
Inmode Ltd.*	38,658	1,440,397
Insulet Corp.*	12,543	3,989,176
Mesa Laboratories, Inc.	9,862	1,642,121
Paragon 28, Inc.*	31,166	574,078
QuidelOrtho Corp.*	33,443	3,008,198
Shockwave Medical, Inc.*	2,569	745,421
Tandem Diabetes Care, Inc.*	31,294	1,238,616
		14,394,947
HEALTHCARE SERVICES—0.6%
Guardant Health, Inc.*	12,950	292,152
Privia Health Group, Inc.*	20,774	573,986
		866,138
HEALTHCARE SUPPLIES—0.8%
Neogen Corp.*	63,197	1,088,252
HEALTHCARE TECHNOLOGY—1.8%
Doximity, Inc., Cl. A*	7,994	293,780
Veeva Systems, Inc., Cl. A*	11,893	2,129,798
		2,423,578
HOMEBUILDING—0.5%
Skyline Champion Corp.*	10,022	743,332
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—0.7%
Gates Industrial Corp., PLC*	70,532	950,066
INTERACTIVE HOME ENTERTAINMENT—1.3%
Take-Two Interactive Software, Inc.*	15,032	1,868,327
INTERACTIVE MEDIA & SERVICES—0.8%
Bumble, Inc., Cl. A*	29,540	537,924
Tripadvisor, Inc.*	35,007	620,674
		1,158,598
LEISURE FACILITIES—1.3%
Planet Fitness, Inc., Cl. A*	21,959	1,825,671

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—93.0% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—7.6%
Akoya Biosciences, Inc.*	60,048	$417,934
Bio-Techne Corp.	53,062	4,238,592
CryoPort, Inc.*	53,174	1,118,781
ICON PLC*	8,065	1,554,045
MaxCyte, Inc.*	82,881	414,405
NanoString Technologies, Inc.*	66,082	647,603
Personalis, Inc.*	131,163	299,052
Repligen Corp.*	11,971	1,815,163
		10,505,575
MANAGED HEALTHCARE—1.5%
HealthEquity, Inc.*	38,844	2,076,212
MOVIES & ENTERTAINMENT—1.5%
Live Nation Entertainment, Inc.*	30,308	2,054,276
OIL & GAS EQUIPMENT & SERVICES—1.0%
ChampionX Corp.	34,020	921,261
ProPetro Holding Corp.*	69,737	483,975
		1,405,236
OIL & GAS EXPLORATION & PRODUCTION—4.0%
Coterra Energy, Inc.	35,985	921,216
Magnolia Oil & Gas Corp., Cl. A	218,402	4,612,650
		5,533,866
PHARMACEUTICALS—1.3%
Pliant Therapeutics, Inc.*	23,109	652,829
Reata Pharmaceuticals, Inc., Cl. A*	7,228	714,560
Ventyx Biosciences, Inc.*	10,831	407,246
		1,774,635
REGIONAL BANKS—0.8%
Webster Financial Corp.	28,756	1,072,599
RESEARCH & CONSULTING SERVICES—0.4%
LegalZoom.com, Inc.*	63,116	592,028
RESTAURANTS—6.4%
Kura Sushi USA, Inc., Cl. A*	21,124	1,455,866
Shake Shack, Inc., Cl. A*	34,063	1,866,993
The Cheesecake Factory, Inc.	35,034	1,180,295
Wingstop, Inc.	21,370	4,276,351
		8,779,505
SEMICONDUCTOR MATERIALS & EQUIPMENT—1.0%
SolarEdge Technologies, Inc.*	4,601	1,314,184
SEMICONDUCTORS—0.7%
Universal Display Corp.	6,881	918,338
SPECIALTY CHEMICALS—1.7%
Balchem Corp.	18,022	2,368,091
SYSTEMS SOFTWARE—0.4%
Rapid7, Inc.*	12,247	595,327
TRADING COMPANIES & DISTRIBUTORS—0.3%
Xometry, Inc., Cl. A*	27,198	377,780

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—93.0% (CONT.)	SHARES	VALUE
TRANSACTION & PAYMENT PROCESSING SERVICES—1.1%
DLocal Ltd., Cl. A*	73,293	$1,026,102
Marqeta, Inc., Cl. A*	119,541	484,141
		1,510,243
TOTAL COMMON STOCKS
(Cost $104,597,683)		128,528,378

PREFERRED STOCKS—3.6%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	133,263	—
DATA PROCESSING & OUTSOURCED SERVICES—3.6%
Chime Financial, Inc., Series G*,@,(a)	114,399	4,920,301
TOTAL PREFERRED STOCKS
(Cost $8,501,200)		4,920,301

RIGHTS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Tolero CDR*,@,(a),(c)	528,559	354,135
(Cost $285,725)		354,135

REAL ESTATE INVESTMENT TRUST—1.6%	SHARES	VALUE
RETAIL—1.6%
Tanger Factory Outlet Centers, Inc.	113,894	2,233,461
(Cost $1,874,378)		2,233,461

SPECIAL PURPOSE VEHICLE—1.2%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—1.2%
Crosslink Ventures Capital C, LLC, Cl. A*,@,(a),(b)		1,330,998
Crosslink Ventures Capital C, LLC, Cl. B*,@,(a),(b)		341,341
		1,672,339
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,600,000)		1,672,339
Total Investments
(Cost $116,858,986)	99.7%	$137,708,614
Affiliated Securities (Cost $2,199,684)		1,672,339
Unaffiliated Securities (Cost $114,659,302)		136,036,275
Other Assets in Excess of Liabilities	0.3%	378,598
NET ASSETS	100.0%	$138,087,212

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Chime Financial, Inc., Series G	8/24/21	$7,901,516	2.12%	$4,920,301	3.56%
Crosslink Ventures Capital C, LLC, Cl. A	10/2/20	1,275,000	0.49%	1,330,998	0.96%
Crosslink Ventures Capital C, LLC, Cl. B	12/16/20	325,000	0.11%	341,341	0.25%
Impulse Dynamics PLC, Class E	2/11/22	1,756,940	0.71%	1,756,940	1.27%
Prosetta Biosciences, Inc., Series D	2/6/15	599,684	0.10%	0	0.00%
Tolero CDR	2/6/17	285,725	0.16%	354,135	0.26%
Total				$8,703,715	6.30%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited)

	Alger Capital Appreciation Institutional Fund		Alger Focus Equity Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$2,037,339,170		$1,141,297,001
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	3,210,054		—
Cash and cash equivalents	29,962,921		25,489,480
Foreign cash †	179,626		104,557
Receivable for investment securities sold	10,046,207		8,489,828
Receivable for shares of beneficial interest sold	1,887,916		717,658
Dividends and interest receivable	772,236		315,984
Receivable from Investment Manager	21,993		—
Prepaid expenses	193,924		173,848
Total Assets	2,083,614,047		1,176,588,356

LIABILITIES:
Payable for investment securities purchased	21,787,613		14,868,081
Payable for shares of beneficial interest redeemed	9,979,821		584,281
Due to Investment Manager	—		5,311
Accrued investment advisory fees	1,366,725		486,769
Accrued distribution fees	131,183		55,988
Accrued shareholder servicing fees	301,861		9,115
Accrued shareholder administrative fees	16,980		10,051
Accrued administrative fees	46,696		25,743
Accrued transfer agent fees	633,088		59,722
Accrued fund accounting fees	55,383		30,113
Accrued professional fees	30,159		21,991
Accrued printing fees	27,611		39,308
Accrued custodian fees	15,925		9,747
Accrued trustee fees	6,268		1,864
Accrued tax payable	558		600
Accrued other expenses	523		501
Total Liabilities	34,400,394		16,209,185
NET ASSETS	$2,049,213,653		$1,160,379,171

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,282,642,206		1,169,420,371
Distributable earnings (Distributions in excess of earnings)	766,571,447		(9,041,200)
NET ASSETS	$2,049,213,653		$1,160,379,171
* Identified cost	$1,315,386,860	(a)	$891,110,791	(b)
** Identified cost	$3,075,000	(a)	$345,713	(b)
† Cost of foreign cash	$179,591		$104,539

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund

NET ASSETS BY CLASS:
Class A	$—	$83,652,629
Class C	$—	$48,743,002
Class I	$1,126,701,411	$45,289,908
Class R	$321,596,175	$—
Class Y	$358,405,928	$138,009,096
Class Z	$—	$844,684,536
Class Z-2	$242,510,139	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,986,164
Class C	—	1,276,423
Class I	39,071,155	1,066,689
Class R	14,180,720	—
Class Y	11,989,167	3,146,552
Class Z	—	19,321,164
Class Z-2	8,149,483	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$42.12
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$44.45
Class C — Net Asset Value Per Share Class C	$—	$38.19
Class I — Net Asset Value Per Share Class I	$28.84	$42.46
Class R — Net Asset Value Per Share Class R	$22.68	$—
Class Y — Net Asset Value Per Share Class Y	$29.89	$43.86
Class Z — Net Asset Value Per Share Class Z	$—	$43.72
Class Z-2 — Net Asset Value Per Share Class Z-2	$29.76	$—

See Notes to Financial Statements.

(a)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,351,705,663, amounted to $688,843,561 which consisted of aggregate gross unrealized appreciation of $751,010,821 and aggregate gross unrealized depreciation of $62,167,260.
(b)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $925,461,452, amounted to $215,835,549 which consisted of aggregate gross unrealized appreciation of $260,622,774 and aggregate gross unrealized depreciation of $44,787,225.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$56,416,690		$136,036,275
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	810,469		1,672,339
Cash and cash equivalents	1,640,177		750,092
Receivable for investment securities sold	343,491		3,865,819
Receivable for shares of beneficial interest sold	45,959		20,032
Dividends and interest receivable	3,277		37,823
Receivable from Investment Manager	785		321
Prepaid expenses	31,496		57,730
Total Assets	59,292,344		142,440,431

LIABILITIES:
Payable for investment securities purchased	849,268		3,600,433
Payable for shares of beneficial interest redeemed	102,836		527,018
Accrued investment advisory fees	36,074		101,495
Accrued distribution fees	1,825		1,892
Accrued shareholder servicing fees	9,697		15,728
Accrued shareholder administrative fees	475		1,253
Accrued administrative fees	1,305		3,446
Accrued professional fees	26,036		25,603
Accrued transfer agent fees	23,776		41,932
Accrued fund accounting fees	8,002		9,351
Accrued printing fees	5,562		18,316
Accrued custodian fees	3,316		2,637
Accrued trustee fees	119		452
Accrued tax payable	848		990
Accrued other expenses	3,835		2,673
Total Liabilities	1,072,974		4,353,219
NET ASSETS	$58,219,370		$138,087,212

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	76,782,163		138,415,104
Distributable earnings (Distributions in excess of earnings)	(18,562,793)		(327,892)
NET ASSETS	$58,219,370		$138,087,212
* Identified cost	$50,895,447	(a)	$114,659,302	(b)
** Identified cost	$1,522,040	(a)	$2,199,684	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund

NET ASSETS BY CLASS:
Class I	$43,171,369	$71,140,217
Class R	$4,487,707	$4,567,866
Class Z-2	$10,560,294	$62,379,129

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	2,392,677	4,851,557
Class R	324,035	449,086
Class Z-2	563,652	4,146,598

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$18.04	$14.66
Class R — Net Asset Value Per Share Class R	$13.85	$10.17
Class Z-2 — Net Asset Value Per Share Class Z-2	$18.74	$15.04

See Notes to Financial Statements.

(a)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $53,092,277, amounted to $4,134,882 which consisted of aggregate gross unrealized appreciation of $7,101,147 and aggregate gross unrealized depreciation of $2,966,265.
(b)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $118,040,524, amounted to $19,668,090 which consisted of aggregate gross unrealized appreciation of $44,280,818 and aggregate gross unrealized depreciation of $24,612,728.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the six months ended April 30, 2023 (Unaudited)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$7,508,883	$3,976,157
Interest	729,200	825,994
Total Income	8,238,083	4,802,151

EXPENSES:
Investment advisory fees — Note 3(a)	8,266,363	2,781,929
Distribution fees — Note 3(c)
Class A	—	93,997
Class C	—	226,616
Class R	774,618	—
Shareholder servicing fees — Note 3(k)	1,826,636	53,469
Shareholder administrative fees — Note 3(f)	102,803	57,416
Administration fees — Note 3(b)	282,710	147,121
Transfer agent fees — Note 3(f)	607,319	120,966
Fund accounting fees	143,455	86,184
Professional fees	80,571	45,099
Registration fees	54,980	54,665
Trustee fees — Note 3(g)	52,772	26,007
Custodian fees	36,404	24,705
Printing fees	33,415	34,840
Other expenses	102,453	54,822
Total Expenses	12,364,499	3,807,836
Less, expense reimbursements/waivers — Note 3(a)	(273,245)	(34,232)
Net Expenses	12,091,254	3,773,604
NET INVESTMENT INCOME (LOSS)	(3,853,171)	1,028,547

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	89,687,665	(38,282,527)
Net realized gain (loss) on foreign currency transactions	476	(10,121)
Net change in unrealized appreciation on unaffiliated investments	101,473,329	153,475,657
Net change in unrealized (depreciation) on affiliated investments	(42,066)	—
Net change in unrealized appreciation on foreign currency	22,517	10,634
Net realized and unrealized gain on investments and foreign currency	191,141,921	115,193,643
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$187,288,750	$116,222,190
* Foreign withholding taxes	$82,002	$23,198

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the six months ended April 30, 2023 (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$184,516	$318,093
Interest	36,160	81,526
Total Income	220,676	399,619

EXPENSES:
Investment advisory fees — Note 3(a)	216,650	657,602
Distribution fees — Note 3(c)
Class R	10,800	11,543
Shareholder servicing fees — Note 3(k)	58,058	99,444
Shareholder administrative fees — Note 3(f)	2,851	8,119
Administration fees — Note 3(b)	7,839	22,326
Fund accounting fees	29,948	33,947
Professional fees	25,976	27,985
Transfer agent fees — Note 3(f)	21,633	45,213
Registration fees	8,357	24,512
Custodian fees	4,737	4,089
Printing fees	1,501	15,790
Trustee fees — Note 3(g)	1,375	4,076
Interest expenses	94	1,267
Other expenses	11,941	15,999
Total Expenses	401,760	971,912
Less, expense reimbursements/waivers — Note 3(a)	(5,665)	(12,416)
Net Expenses	396,095	959,496
NET INVESTMENT LOSS	(175,419)	(559,877)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(3,432,321)	(16,301,576)
Net realized (loss) on foreign currency transactions	(981)	(8,756)
Net change in unrealized appreciation on unaffiliated investments	6,613,545	12,499,513
Net change in unrealized (depreciation) on affiliated investments	(11,097)	(22,603)
Net change in unrealized appreciation on foreign currency	215	—
Net realized and unrealized gain (loss) on investments and foreign currency	3,169,361	(3,833,422)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,993,942	$(4,393,299)
* Foreign withholding taxes	$2,331	$1,750

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Institutional Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(3,853,171)	$(11,851,168)
Net realized gain on investments and foreign currency	89,688,141	65,530,517
Net change in unrealized appreciation (depreciation) on investments and foreign currency	101,453,780	(1,385,535,226)
Net increase (decrease) in net assets resulting from operations	187,288,750	(1,331,855,877)

Dividends and distributions to shareholders:
Class I	(42,396,053)	(363,087,549)
Class R	(13,940,465)	(104,193,164)
Class Y	(12,156,522)	(107,008,462)
Class Z-2	(8,874,519)	(98,406,277)
Total dividends and distributions to shareholders	(77,367,559)	(672,695,452)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(148,595,055)	14,863,696
Class R	(6,917,916)	47,593,993
Class Y	(38,194,372)	2,173,418
Class Z-2	(60,419,679)	(52,701,947)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(254,127,022)	11,929,160
Total decrease	(144,205,831)	(1,992,622,169)

Net Assets:
Beginning of period	2,193,419,484	4,186,041,653
END OF PERIOD	$2,049,213,653	$2,193,419,484
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Focus Equity Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment income	$1,028,547	$597,130
Net realized loss on investments, redemption in-kind and foreign currency	(38,292,648)	(134,060,847)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	153,486,291	(402,438,177)
Net increase (decrease) in net assets resulting from operations	116,222,190	(535,901,894)

Dividends and distributions to shareholders:
Class A	(46,071)	(14,410,192)
Class C	—	(9,232,177)
Class I	(25,869)	(9,193,544)
Class Y	(117,730)	(23,615,638)
Class Z	(715,778)	(141,604,729)
Total dividends and distributions to shareholders	(905,448)	(198,056,280)

Increase (decrease) from shares of beneficial interest transactions:
Class A	4,694,202	4,544,150
Class C	(1,030,513)	7,434,543
Class I	(3,844,389)	(1,308,388)
Class Y	(2,154,114)	20,978,234
Class Z	(3,367,923)	123,710,295
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(5,702,737)	155,358,834
Total increase (decrease)	109,614,005	(578,599,340)

Net Assets:
Beginning of period	1,050,765,166	1,629,364,506
END OF PERIOD	$1,160,379,171	$1,050,765,166
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(175,419)	$(641,660)
Net realized loss on investments and foreign currency	(3,433,302)	(18,406,649)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,602,663	(25,710,492)
Net increase (decrease) in net assets resulting from operations	2,993,942	(44,758,801)

Dividends and distributions to shareholders:
Class I	—	(33,226,128)
Class R	—	(3,288,321)
Class Z-2	—	(10,135,108)
Total dividends and distributions to shareholders	—	(46,649,557)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(1,512,037)	22,295,011
Class R	(9,183)	3,055,134
Class Z-2	(708,258)	5,321,195
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(2,229,478)	30,671,340
Total increase (decrease)	764,464	(60,737,018)

Net Assets:
Beginning of period	57,454,906	118,191,924
END OF PERIOD	$58,219,370	$57,454,906
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(559,877)	$(1,984,300)
Net realized loss on investments and foreign currency	(16,310,332)	(2,404,384)
Net change in unrealized appreciation (depreciation) on investments	12,476,910	(130,908,110)
Net decrease in net assets resulting from operations	(4,393,299)	(135,296,794)

Dividends and distributions to shareholders:
Class I	—	(28,859,482)
Class R	—	(2,153,880)
Class Z-2	—	(26,627,936)
Total dividends and distributions to shareholders	—	(57,641,298)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(7,609,288)	(5,332,357)
Class R	(76,432)	1,128,070
Class Z-2	(21,596,786)	8,441,346
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(29,282,506)	4,237,059
Total decrease	(33,675,805)	(188,701,033)

Net Assets:
Beginning of period	171,763,017	360,464,050
END OF PERIOD	$138,087,212	$171,763,017
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation
Institutional Fund	Class I
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$27.32	$50.16	$43.16	$35.43	$34.51	$33.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.15)	(0.29)	(0.14)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	2.56	(14.69)	14.23	11.44	4.54	2.79
Total from investment operations	2.50	(14.84)	13.94	11.30	4.47	2.74
Distributions from net realized gains	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)	(2.19)
Net asset value, end of period	$28.84	$27.32	$50.16	$43.16	$35.43	$34.51
Total return	9.57%	(34.91)%	35.72%	34.58%	15.20%	8.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,126,701	$1,213,736	$2,313,493	$2,105,435	$2,028,574	$2,259,000
Ratio of gross expenses to average net assets	1.23%	1.16%	1.12%	1.13%	1.16%	1.15%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	— (iii)
Ratio of net expenses to average net assets	1.23%	1.16%	1.12%	1.13%	1.16%	1.15%
Ratio of net investment loss to average net assets	(0.43)%	(0.45)%	(0.63)%	(0.36)%	(0.21)%	(0.16)%
Portfolio turnover rate	56.95%	106.51%	78.70%	83.95%	80.36%	64.77%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation
Institutional Fund	Class R
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$21.74	$41.74	$37.10	$31.05	$30.83	$30.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.24)	(0.41)	(0.26)	(0.20)	(0.19)
Net realized and unrealized gain (loss) on investments	2.01	(11.76)	11.99	9.88	3.97	2.51
Total from investment operations	1.92	(12.00)	11.58	9.62	3.77	2.32
Distributions from net realized gains	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)	(2.19)
Net asset value, end of period	$22.68	$21.74	$41.74	$37.10	$31.05	$30.83
Total return	9.35%	(35.20)%	35.10%	33.99%	14.69%	7.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$321,596	$314,106	$553,283	$520,172	$525,018	$595,010
Ratio of gross expenses to average net assets	1.67%	1.59%	1.56%	1.58%	1.61%	1.59%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	— (iii)
Ratio of net expenses to average net assets	1.67%	1.59%	1.56%	1.58%	1.61%	1.59%
Ratio of net investment loss to average net assets	(0.87)%	(0.88)%	(1.07)%	(0.80)%	(0.67)%	(0.60)%
Portfolio turnover rate	56.95%	106.51%	78.70%	83.95%	80.36%	64.77%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation
Institutional Fund	Class Y
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$28.22	$51.36	$43.91	$35.86	$34.75	$34.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	— (iii)	(0.01)	(0.13)	— (iii)	0.05	0.08
Net realized and unrealized gain (loss) on investments	2.65	(15.13)	14.52	11.62	4.61	2.81
Total from investment operations	2.65	(15.14)	14.39	11.62	4.66	2.89
Distributions from net realized gains	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)	(2.19)
Net asset value, end of period	$29.89	$28.22	$51.36	$43.91	$35.86	$34.75
Total return	9.80%	(34.65)%	36.19%	35.10%	15.69%	8.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$358,406	$375,693	$678,853	$484,362	$337,299	$166,778
Ratio of gross expenses to average net assets	0.90%	0.84%	0.79%	0.82%	0.84%	0.83%
Ratio of expense reimbursements to average net assets	(0.12)%	(0.09)%	(0.04)%	(0.07)%	(0.09)%	(0.10)%
Ratio of net expenses to average net assets	0.78%	0.75%	0.75%	0.75%	0.75%	0.73%
Ratio of net investment income (loss) to average net assets	0.02%	(0.04)%	(0.27)%	(0.01)%	0.14%	0.22%
Portfolio turnover rate	56.95%	106.51%	78.70%	83.95%	80.36%	64.77%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation
Institutional Fund	Class Z-2
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$28.11	$51.23	$43.83	$35.82	$34.74	$34.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	(0.05)	(0.14)	(0.02)	0.03	0.06
Net realized and unrealized gain (loss) on investments	2.64	(15.07)	14.48	11.60	4.60	2.79
Total from investment operations	2.63	(15.12)	14.34	11.58	4.63	2.85
Distributions from net realized gains	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)	(2.19)
Net asset value, end of period	$29.76	$28.11	$51.23	$43.83	$35.82	$34.74
Total return	9.77%	(34.70)%	36.13%	35.02%	15.56%	8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$242,510	$289,885	$640,412	$539,253	$464,636	$463,046
Ratio of gross expenses to average net assets	0.90%	0.84%	0.79%	0.82%	0.83%	0.82%
Ratio of expense reimbursements to average net assets	(0.05)%	—	—	—	—	— (iii)
Ratio of net expenses to average net assets	0.85%	0.84%	0.79%	0.82%	0.83%	0.82%
Ratio of net investment income (loss) to average net assets	(0.04)%	(0.13)%	(0.31)%	(0.05)%	0.10%	0.16%
Portfolio turnover rate	56.95%	106.51%	78.70%	83.95%	80.36%	64.77%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022		Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$38.02	$65.10		$50.77	$37.33	$34.00	$31.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.10)		(0.25)	(0.07)	— (iii)	(0.06)
Net realized and unrealized gain (loss) on investments	4.13	(19.02)		17.97	14.29	4.95	3.55
Total from investment operations	4.12	(19.12)		17.72	14.22	4.95	3.49
Dividends from net investment income	(0.02)	—		—	(0.02)	—	—
Distributions from net realized gains	—	(7.96)		(3.39)	(0.76)	(1.62)	(1.23)
Net asset value, end of period	$42.12	$38.02		$65.10	$50.77	$37.33	$34.00
Total return(iv)	10.85%	(33.34)%		36.37%	38.75%	15.56%	11.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$83,653	$70,778		$118,641	$89,028	$53,533	$43,621
Ratio of net expenses to average net assets	0.95%	0.95%		0.92%	0.95%	1.00%	1.03%
Ratio of net investment loss to average net assets	(0.06)%	(0.21)%		(0.43)%	(0.16)%	(0.01)%	(0.17)%
Portfolio turnover rate	69.35%	126.01	%(v)	107.82%	99.52%	134.50%	135.54%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022		Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$34.58	$60.35		$47.63	$35.30	$32.47	$30.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.15)	(0.41)		(0.65)	(0.38)	(0.26)	(0.31)
Net realized and unrealized gain (loss) on investments	3.76	(17.40)		16.76	13.47	4.71	3.42
Total from investment operations	3.61	(17.81)		16.11	13.09	4.45	3.11
Distributions from net realized gains	—	(7.96)		(3.39)	(0.76)	(1.62)	(1.23)
Net asset value, end of period	$38.19	$34.58		$60.35	$47.63	$35.30	$32.47
Total return(iii)	10.44%	(33.85)%		35.33%	37.73%	14.68%	10.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$48,743	$45,186		$70,664	$57,067	$37,169	$26,366
Ratio of net expenses to average net assets	1.73%	1.70%		1.68%	1.71%	1.75%	1.80%
Ratio of net investment loss to average net assets	(0.83)%	(0.96)%		(1.19)%	(0.91)%	(0.77)%	(0.93)%
Portfolio turnover rate	69.35%	126.01	%(iv)	107.82%	99.52%	134.50%	135.54%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class I
	Six months ended 4/30/2023(i)	Year ended 10/31/2022		Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$38.32	$65.54		$51.07	$37.56	$34.17	$31.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	— (iii)	(0.07)		(0.23)	(0.03)	0.01	(0.05)
Net realized and unrealized gain (loss) on investments	4.16	(19.19)		18.09	14.37	5.00	3.57
Total from investment operations	4.16	(19.26)		17.86	14.34	5.01	3.52
Dividends from net investment income	(0.02)	—		— (iii)	(0.07)	—	—
Distributions from net realized gains	—	(7.96)		(3.39)	(0.76)	(1.62)	(1.23)
Net asset value, end of period	$42.46	$38.32		$65.54	$51.07	$37.56	$34.17
Total return(iv)	10.87%	(33.33)%		36.44%	38.81%	15.66%	11.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$45,290	$44,607		$77,895	$63,658	$68,705	$37,070
Ratio of gross expenses to average net assets	0.92%	0.91%		0.89%	0.93%	0.96%	1.02%
Ratio of expense reimbursements to average net assets	—	—		(0.01)%	(0.04)%	(0.04)%	(0.02)%
Ratio of net expenses to average net assets	0.92%	0.91%		0.88%	0.89%	0.92%	1.00%
Ratio of net investment income (loss) to average net assets	(0.02)%	(0.15)%		(0.39)%	(0.06)%	0.04%	(0.13)%
Portfolio turnover rate	69.35%	126.01	%(v)	107.82%	99.52%	134.50%	135.54%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class Y
	Six months ended 4/30/2023(i)	Year ended 10/31/2022		Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$39.53	$67.15		$52.12	$38.29	$34.79	$32.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.06	0.08		(0.06)	0.07	0.12	0.04
Net realized and unrealized gain (loss) on investments	4.31	(19.74)		18.50	14.65	5.08	3.65
Total from investment operations	4.37	(19.66)		18.44	14.72	5.20	3.69
Dividends from net investment income	(0.04)	—		(0.02)	(0.13)	(0.08)	—
Distributions from net realized gains	—	(7.96)		(3.39)	(0.76)	(1.62)	(1.23)
Net asset value, end of period	$43.86	$39.53		$67.15	$52.12	$38.29	$34.79
Total return(iii)	11.06%	(33.10)%		36.84%	39.17%	15.97%	11.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$138,009	$126,406		$194,908	$121,688	$69,175	$57,880
Ratio of gross expenses to average net assets	0.63%	0.62%		0.61%	0.63%	0.66%	0.70%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.04)%		(0.03)%	—	(0.01)%	(0.05)%
Ratio of net expenses to average net assets	0.58%	0.58%		0.58%	0.63%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.32%	0.16%		(0.10)%	0.16%	0.34%	0.11%
Portfolio turnover rate	69.35%	126.01	%(iv)	107.82%	99.52%	134.50%	135.54%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class Z
	Six months
	ended	Year ended		Year ended	Year ended	Year ended	Year ended
	4/30/2023(i)	10/31/2022		10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$39.41	$67.00		$52.02	$38.21	$34.73	$32.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.05	0.06		(0.08)	0.06	0.11	0.05
Net realized and unrealized gain (loss) on investments	4.30	(19.69)		18.47	14.64	5.07	3.63
Total from investment operations	4.35	(19.63)		18.39	14.70	5.18	3.68
Dividends from net investment income	(0.04)	—		(0.02)	(0.13)	(0.08)	—
Distributions from net realized gains	—	(7.96)		(3.39)	(0.76)	(1.62)	(1.23)
Net asset value, end of period	$43.72	$39.41		$67.00	$52.02	$38.21	$34.73
Total return(iii)	11.04%	(33.13)%		36.81%	39.20%	15.93%	11.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$844,685	$763,788		$1,167,256	$746,122	$351,530	$172,900
Ratio of gross expenses to average net assets	0.63%	0.62%		0.61%	0.63%	0.66%	0.71%
Ratio of expense reimbursements to average net assets	—	—		—	—	—	(0.02)%
Ratio of net expenses to average net assets	0.63%	0.62%		0.61%	0.63%	0.66%	0.69%
Ratio of net investment income (loss) to average net assets	0.27%	0.12%		(0.13)%	0.13%	0.29%	0.15%
Portfolio turnover rate	69.35%	126.01	%(iv)	107.82%	99.52%	134.50%	135.54%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional Fund	Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2023(i)	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$17.14	$50.80	$40.47	$31.04	$30.20	$28.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.19)	(0.45)	(0.27)	(0.21)	(0.25)
Net realized and unrealized gain (loss) on investments	0.96	(13.62)	16.11	12.27	3.03	1.80
Total from investment operations	0.90	(13.81)	15.66	12.00	2.82	1.55
Distributions from net realized gains	—	(19.85)	(5.33)	(2.57)	(1.98)	—
Net asset value, end of period	$18.04	$17.14	$50.80	$40.47	$31.04	$30.20
Total return	5.25%	(39.51)%	41.08%	41.71%	10.76%	5.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$43,171	$42,477	$85,297	$86,228	$73,274	$79,954
Ratio of net expenses to average net assets	1.44%	1.43%	1.27%	1.35%	1.35%	1.34%
Ratio of net investment loss to average net assets	(0.66)%	(0.89)%	(0.97)%	(0.80)%	(0.70)%	(0.80)%
Portfolio turnover rate	45.73%	199.22%	171.43%	180.30%	182.64%	127.57%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional Fund	Class R
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2023(i)	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$13.19	$44.37	$36.07	$28.06	$27.64	$26.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.22)	(0.59)	(0.36)	(0.32)	(0.36)
Net realized and unrealized gain (loss) on investments	0.73	(11.11)	14.22	10.94	2.72	1.65
Total from investment operations	0.66	(11.33)	13.63	10.58	2.40	1.29
Distributions from net realized gains	—	(19.85)	(5.33)	(2.57)	(1.98)	—
Net asset value, end of period	$13.85	$13.19	$44.37	$36.07	$28.06	$27.64
Total return	5.00%	(39.77)%	40.42%	41.03%	10.24%	4.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,488	$4,282	$7,426	$6,093	$7,952	$10,672
Ratio of net expenses to average net assets	1.91%	1.88%	1.75%	1.83%	1.85%	1.82%
Ratio of net investment loss to average net assets	(1.13)%	(1.33)%	(1.46)%	(1.22)%	(1.18)%	(1.28)%
Portfolio turnover rate	45.73%	199.22%	171.43%	180.30%	182.64%	127.57%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional Fund	Class Z-2
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2023(i)	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$17.76	$51.68	$40.99	$31.31	$30.36	$28.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.10)	(0.32)	(0.16)	(0.12)	(0.17)
Net realized and unrealized gain (loss) on investments	1.00	(13.97)	16.34	12.41	3.05	1.81
Total from investment operations	0.98	(14.07)	16.02	12.25	2.93	1.64
Distributions from net realized gains	—	(19.85)	(5.33)	(2.57)	(1.98)	—
Net asset value, end of period	$18.74	$17.76	$51.68	$40.99	$31.31	$30.36
Total return	5.52%	(39.24)%	41.50%	42.18%	11.08%	5.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,560	$10,696	$25,469	$17,452	$12,409	$11,316
Ratio of gross expenses to average net assets	1.10%	1.09%	0.97%	1.05%	1.09%	1.08%
Ratio of expense reimbursements to average net assets	(0.11)%	(0.10)%	—	(0.01)%	(0.04)%	(0.03)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.97%	1.04%	1.05%	1.05%
Ratio of net investment loss to average net assets	(0.22)%	(0.46)%	(0.68)%	(0.48)%	(0.40)%	(0.53)%
Portfolio turnover rate	45.73%	199.22%	171.43%	180.30%	182.64%	127.57%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional Fund	Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2023(i)	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$15.10	$31.70	$25.77	$21.49	$22.53	$20.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.19)	(0.32)	(0.24)	(0.25)	(0.22)
Net realized and unrealized gain (loss) on investments	(0.38)	(11.05)	7.80	8.32	1.95	2.81
Total from investment operations	(0.44)	(11.24)	7.48	8.08	1.70	2.59
Dividends from net investment income	—	—	—	(0.03)	—	—
Distributions from net realized gains	—	(5.36)	(1.55)	(3.77)	(2.74)	(0.58)
Net asset value, end of period	$14.66	$15.10	$31.70	$25.77	$21.49	$22.53
Total return	(2.85)%	(40.86)%	29.64%	44.12%	10.20%	12.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$71,140	$80,965	$180,795	$152,183	$95,853	$132,526
Ratio of net expenses to average net assets	1.35%	1.30%	1.24%	1.30%	1.35%	1.32%
Ratio of net investment loss to average net assets	(0.86)%	(1.04)%	(1.04)%	(1.10)%	(1.16)%	(1.00)%
Portfolio turnover rate	11.88%	14.95%	41.10%	23.78%	14.93%	28.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional Fund	Class R
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2023(i)	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$10.50	$24.00	$19.92	$17.48	$18.97	$17.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.19)	(0.35)	(0.27)	(0.28)	(0.27)
Net realized and unrealized gain (loss) on investments	(0.26)	(7.95)	5.98	6.48	1.53	2.38
Total from investment operations	(0.33)	(8.14)	5.63	6.21	1.25	2.11
Distributions from net realized gains	—	(5.36)	(1.55)	(3.77)	(2.74)	(0.58)
Net asset value, end of period	$10.17	$10.50	$24.00	$19.92	$17.48	$18.97
Total return	(3.14)%	(41.11)%	29.02%	43.38%	9.67%	12.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,568	$4,791	$9,751	$9,940	$8,690	$9,238
Ratio of net expenses to average net assets	1.81%	1.73%	1.73%	1.80%	1.81%	1.77%
Ratio of net investment loss to average net assets	(1.32)%	(1.47)%	(1.51)%	(1.58)%	(1.63)%	(1.44)%
Portfolio turnover rate	11.88%	14.95%	41.10%	23.78%	14.93%	28.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional Fund	Class Z-2
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2023(i)	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$15.47	$32.23	$26.10	$21.76	$22.70	$20.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.14)	(0.24)	(0.18)	(0.17)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.39)	(11.26)	7.92	8.42	1.97	2.83
Total from investment operations	(0.43)	(11.40)	7.68	8.24	1.80	2.68
Dividends from net investment income	—	—	—	(0.13)	—	—
Distributions from net realized gains	—	(5.36)	(1.55)	(3.77)	(2.74)	(0.58)
Net asset value, end of period	$15.04	$15.47	$32.23	$26.10	$21.76	$22.70
Total return	(2.71)%	(40.65)%	30.05%	44.55%	10.61%	13.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$62,379	$86,007	$169,918	$98,954	$47,863	$49,552
Ratio of gross expenses to average net assets	1.02%	0.98%	0.94%	0.99%	1.02%	1.00%
Ratio of expense reimbursements to average net assets	(0.03)%	—	—	(0.01)%	(0.03)%	(0.01)%
Ratio of net expenses to average net assets	0.99%	0.98%	0.94%	0.98%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.50)%	(0.71)%	(0.76)%	(0.79)%	(0.81)%	(0.66)%
Portfolio turnover rate	11.88%	14.95%	41.10%	23.78%	14.93%	28.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series – Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are generally sold to institutional investors and are sold without an initial or deferred sales charge and Class Y, Z and Z-2 shares are generally subject to a minimum initial investment of $500,000. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Funds. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(f) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2019-2022. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(g) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(h) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2023, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.80%
Alger Focus Equity Fund(b)	0.52%	—	—	—	—	0.52%
Alger Mid Cap Growth Institutional Fund(c)	0.76%	0.70%	—	—	—	0.76%
Alger Small Cap Growth Institutional Fund(c)	0.81%	0.75%	—	—	—	0.81%

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Tier 1 rate is paid on all assets.

(c) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding custody fees, acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through February 28, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses to the rates, based on average daily net assets, as listed in the table on the next page.

Prior to April 1, 2023, and prior to February 28, 2023 for Alger Capital Appreciation Institutional Fund, Alger Management had contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses, if applicable) for certain Funds in order for the total annual fund operating expenses to not exceed certain rates, based on average net assets.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

											FEES WAIVED /
											REIMBURSED
											FOR THE SIX
	CLASS										MONTHS ENDED
	A	C	I	R	Y		Z		Z-2		APRIL 30, 2023
Alger Capital Appreciation Institutional Fund	—	—	—	—	0.03	%(a)	—		0.05	%(b)	$273,245
Alger Focus Equity Fund	—	—	—	—	0.06	%(c)	0.11	%(d)	—		34,232
Alger Mid Cap Growth Institutional Fund	—	—	—	—	—		—		0.23	%(e)	5,665
Alger Small Cap Growth Institutional Fund	—	—	—	—	—		—		0.18	%(f)	12,416

(a) Prior to February 28, 2023, total annual fund operating expenses for Alger Capital Appreciation Institutional Fund, Class Y shares, could not exceed 0.75%.

(b) Prior to February 28, 2023, total annual fund operating expenses for Alger Capital Appreciation Institutional Fund, Class Z-2 shares, could not exceed 0.85%.

(c) Prior to April 1, 2023, total annual fund operating expenses for Alger Focus Equity Fund, Class Y shares, could not exceed 0.58%.

(d) Prior to April 1, 2023, total annual fund operating expenses for Alger Focus Equity Fund, Class Z shares, could not exceed 0.63%.

(e) Prior to April 1, 2023, total annual fund operating expenses for Alger Mid Cap Growth Institutional Fund, Class Z-2 shares, could not exceed 0.99%.

(f) Prior to April 1, 2023, total annual fund operating expenses for Alger Small Cap Growth Institutional Fund, Class Z-2 shares, could not exceed 0.99%.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the period ended April 30, 2023, the recoupment made by the Alger Focus Equity Fund to the Investment Manager was $5,311.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust's Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Focus Equity Fund pay Fred Alger & Company, LLC, the Trust’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Focus Equity Fund pays Alger LLC a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger LLC.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2023, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Institutional Fund	$1,618

(e) Brokerage Commissions: During the six months ended April 30, 2023, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger LLC commissions of $201,118, $97,771, $1,877 and $21,623, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for its liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2023, Alger Management charged back to Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $431,971, $34,026, $16,599 and $23,532, respectively, for these services, which are included in the transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie Capital, LLC, an affiliate of Alger Management. For the six months ended April 30, 2023, these purchases and sales were as follows:

	PURCHASES	SALES	REALIZED GAIN/LOSS
Alger Small Cap Growth Institutional Fund	$993,142	$—	$—

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of April 30, 2023.

During the six months ended April 30, 2023, Alger Small Cap Growth Institutional Fund incurred interfund loan interest expenses of $1,236, which is included as interest expenses in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At April 30, 2023, Alger Management and its affiliated entities owned the following shares:

		SHARE CLASS
	A	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	—	415	—	4,518
Alger Focus Equity Fund	14,590	408	38,752	—
Alger Mid Cap Growth Institutional Fund	—	—	—	4,909
Alger Small Cap Growth Institutional Fund	—	—	—	7,733

(k) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger LLC whereby Alger LLC provides Class I and Class R shares of the applicable Funds with ongoing servicing of shareholder accounts. As compensation for such services, the Class I and Class R shares of each applicable Fund pay Alger LLC a fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, in-kind transactions and short-term securities, for the six months ended April 30, 2023:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,174,019,560	1,451,223,329
Alger Focus Equity Fund	723,730,187	733,549,132
Alger Mid Cap Growth Institutional Fund	26,159,579	25,615,876
Alger Small Cap Growth Institutional Fund	18,875,512	42,228,526

NOTE 5 — Borrowing:

The Funds may borrow from Brown Brothers Harriman & Co., the Funds’ custodian (the “Custodian”), on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2023, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Institutional Fund	$531	5.91%
Alger Focus Equity Fund	301	5.91
Alger Mid Cap Growth Institutional Fund	2,786	6.82
Alger Small Cap Growth Institutional Fund	46,370	5.38

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex, during the six months ended April 30, 2023 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$32,052
Alger Focus Equity Fund	18,171
Alger Mid Cap Growth Institutional Fund	185,468
Alger Small Cap Growth Institutional Fund	6,156,000

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. During the six months ended April 30, 2023, and the year ended October 31, 2022, transactions of shares of beneficial interest were as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2023		OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	2,493,886	$66,744,570	6,082,605	$204,950,127
Dividends reinvested	1,620,686	41,813,688	8,729,064	357,978,917
Shares redeemed	(9,468,262)	(257,153,313)	(16,512,423)	(548,065,348)
Net increase (decrease)	(5,353,690)	$(148,595,055)	(1,700,754)	$14,863,696
Class R:
Shares sold	777,036	$16,271,565	1,458,370	$38,411,567
Dividends reinvested	684,569	13,910,440	3,173,301	103,957,327
Shares redeemed	(1,726,217)	(37,099,921)	(3,441,517)	(94,774,901)
Net increase (decrease)	(264,612)	$(6,917,916)	1,190,154	$47,593,993
Class Y:
Shares sold	1,069,985	$29,828,971	4,303,470	$153,516,672
Dividends reinvested	414,130	11,057,274	2,290,601	96,686,255
Shares redeemed	(2,805,815)	(79,080,617)	(6,500,025)	(248,029,509)
Net increase (decrease)	(1,321,700)	$(38,194,372)	94,046	$2,173,418
Class Z-2:
Shares sold	676,247	$18,771,033	1,883,801	$65,637,657
Dividends reinvested	333,450	8,863,106	2,335,207	98,265,522
Shares redeemed	(3,172,725)	(88,053,818)	(6,407,587)	(216,605,126)
Net decrease	(2,163,028)	$(60,419,679)	(2,188,579)	$(52,701,947)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2023		OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Focus Equity Fund
Class A:
Shares sold	402,662	$15,402,331	395,805	$18,410,568
Shares converted from Class C	33,625	1,289,317	42,925	2,073,608
Dividends reinvested	1,224	45,464	250,005	14,062,788
Shares redeemed	(313,102)	(12,042,910)	(649,304)	(30,002,814)
Net increase	124,409	$4,694,202	39,431	$4,544,150
Class C:
Shares sold	212,023	$7,370,215	340,260	$14,240,950
Shares converted to Class A	(37,020)	(1,289,317)	(46,892)	(2,073,608)
Dividends reinvested	—	—	174,899	9,009,061
Shares redeemed	(205,286)	(7,111,411)	(332,421)	(13,741,860)
Net increase (decrease)	(30,283)	$(1,030,513)	135,846	$7,434,543
Class I:
Shares sold	108,430	$4,174,869	248,368	$11,899,053
Subscriptions in-kind*	—	—	2,177,233	147,434,796
Dividends reinvested	636	23,831	152,486	8,642,907
Redemptions in-kind**	—	—	(2,223,483)	(150,943,812)
Shares redeemed	(206,495)	(8,043,089)	(379,011)	(18,341,332)
Net decrease	(97,429)	$(3,844,389)	(24,407)	$(1,308,388)
Class Y:
Shares sold	442,058	$17,670,997	642,844	$32,324,568
Dividends reinvested	2,867	110,709	379,807	22,142,761
Shares redeemed	(496,128)	(19,935,820)	(727,308)	(33,489,095)
Net increase (decrease)	(51,203)	$(2,154,114)	295,343	$20,978,234
Class Z:
Shares sold	4,460,892	$175,773,522	6,274,254	$300,824,391
Dividends reinvested	18,534	713,372	2,426,793	141,093,762
Shares redeemed	(4,539,133)	(179,854,817)	(6,742,271)	(318,207,858)
Net increase (decrease)	(59,707)	$(3,367,923)	1,958,776	$123,710,295

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2023		OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	128,220	$2,213,741	319,640	$7,318,366
Dividends reinvested	—	—	1,306,957	32,739,262
Shares redeemed	(213,825)	(3,725,778)	(827,536)	(17,762,617)
Net increase (decrease)	(85,605)	$(1,512,037)	799,061	$22,295,011
Class R:
Shares sold	21,318	$287,433	61,687	$972,742
Dividends reinvested	—	—	166,142	3,214,840
Shares redeemed	(21,970)	(296,616)	(70,494)	(1,132,448)
Net increase (decrease)	(652)	$(9,183)	157,335	$3,055,134
Class Z-2:
Shares sold	81,837	$1,452,729	406,178	$9,474,467
Dividends reinvested	—	—	353,526	9,138,654
Shares redeemed	(120,510)	(2,160,987)	(650,170)	(13,291,926)
Net increase (decrease)	(38,673)	$(708,258)	109,534	$5,321,195

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	268,339	$3,937,098	1,071,212	$19,928,708
Dividends reinvested	—	—	1,270,807	28,224,632
Shares redeemed	(777,408)	(11,546,386)	(2,684,777)	(53,485,697)
Net decrease	(509,069)	$(7,609,288)	(342,758)	$(5,332,357)
Class R:
Shares sold	25,043	$251,919	79,991	$1,053,450
Dividends reinvested	—	—	136,909	2,122,088
Shares redeemed	(32,213)	(328,351)	(166,963)	(2,047,468)
Net increase (decrease)	(7,170)	$(76,432)	49,937	$1,128,070
Class Z-2:
Shares sold	1,458,026	$21,754,664	3,300,769	$63,954,907
Dividends reinvested	—	—	1,144,418	25,955,396
Shares redeemed	(2,872,381)	(43,351,450)	(4,156,624)	(81,468,957)
Net increase (decrease)	(1,414,355)	$(21,596,786)	288,563	$8,441,346

* Certain shareholders of the Fund subscribed shares in-kind.

**	Certain shareholders of the Fund redeemed shares in-kind.

NOTE 7 — Income Tax Information:

At October 31, 2022, the Alger Focus Equity Fund, the Alger Mid Cap Growth Institutional Fund and the Alger Small Cap Growth Institutional Fund, for federal income tax purposes, had capital loss carryforwards of $187,300,324, $18,592,558 and $1,426,741, respectively.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2023 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation
Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$206,597,584	$206,597,584	$—	$—
Consumer Discretionary	356,346,043	307,798,054	48,547,989	—
Energy	77,720,699	77,720,699	—	—
Financials	159,866,388	159,866,388	—	—
Healthcare	328,924,363	328,924,363	—	—
Industrials	129,003,400	129,003,400	—	—
Information Technology	734,482,658	734,482,658	—	—
Materials	42,724,129	42,724,129	—	—
TOTAL COMMON STOCKS	$2,035,665,264	$1,987,117,275	$48,547,989	$—
PREFERRED STOCKS
Information Technology	1,673,906	—	—	1,673,906
SPECIAL PURPOSE VEHICLE
Information Technology	3,210,054	—	—	3,210,054
TOTAL INVESTMENTS IN SECURITIES	$2,040,549,224	$1,987,117,275	$48,547,989	$4,883,960

Alger Focus Equity Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	117,621,680	117,621,680	—	—
Consumer Discretionary	176,339,961	134,093,093	42,246,868	—
Energy	40,437,094	40,437,094	—	—
Financials	103,749,485	103,749,485	—	—
Healthcare	164,277,561	164,277,561	—	—
Industrials	91,796,135	91,796,135	—	—
Information Technology	380,345,752	380,345,752	—	—
Materials	30,732,701	30,732,701	—	—
TOTAL COMMON STOCKS	$1,105,300,369	$1,063,053,501	$42,246,868	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Focus Equity Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Healthcare	$—	*	$—	$—	$—	*
SHORT TERM INVESTMENTS
U.S. Government	35,996,632		—	35,996,632	—
TOTAL INVESTMENTS IN SECURITIES	$1,141,297,001		$1,063,053,501	$78,243,500	$—

Alger Mid Cap Growth Institutional Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	2,525,574		2,525,574	—	—
Consumer Discretionary	8,647,299		8,647,299	—	—
Consumer Staples	574,684		574,684	—	—
Energy	2,152,874		2,152,874	—	—
Financials	2,620,575		2,620,575	—	—
Healthcare	10,204,062		10,204,062	—	—
Industrials	9,943,036		9,943,036	—	—
Information Technology	15,432,678		15,432,678	—	—
Materials	1,988,361		1,988,361	—	—
Real Estate	2,044,185		2,044,185	—	—
TOTAL COMMON STOCKS	$56,133,328		$56,133,328	$—	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	283,362		—	—	283,362
SPECIAL PURPOSE VEHICLE
Information Technology	810,469		—	—	810,469
TOTAL INVESTMENTS IN SECURITIES	$57,227,159		$56,133,328	$—	$1,093,831

Alger Small Cap Growth Institutional Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	5,651,790		5,651,790	—	—
Consumer Discretionary	14,918,977		14,918,977	—	—
Consumer Staples	8,648,935		8,648,935	—	—
Energy	6,939,102		6,939,102	—	—
Financials	3,250,744		3,250,744	—	—
Healthcare	40,322,844		38,565,904	—	1,756,940
Industrials	9,749,232		9,749,232	—	—
Information Technology	36,678,663		36,678,663	—	—
Materials	2,368,091		2,368,091	—	—
TOTAL COMMON STOCKS	$128,528,378		$126,771,438	$—	$1,756,940
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
Information Technology	4,920,301		—	—	4,920,301
TOTAL PREFERRED STOCKS	$4,920,301		$—	$—	$4,920,301

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
RIGHTS
Healthcare	$354,135	$—	$—	$354,135
REAL ESTATE INVESTMENT TRUST
Real Estate	2,233,461	2,233,461	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,672,339	—	—	1,672,339
TOTAL INVESTMENTS IN SECURITIES	$137,708,614	$129,004,899	$—	$8,703,715

* Algeer Focus Equity Fund’s, Alger Mid Cap Growth Institutional Fund’s and Alger Small Cap Growth Institutional Fund’s holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2022	$585,947
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(1,232,569)
Included in net change in unrealized appreciation (depreciation) on investments	1,880,166
Purchases and sales
Purchases	—
Sales	(1,233,544)
Closing balance at April 30, 2023	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023*	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2022	$1,699,204
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(25,298)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	1,673,906
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023*	$(25,298)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2022	$3,252,120
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(42,066)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	3,210,054
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023*	$(42,066)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Focus Equity Fund	Preferred Stocks
Opening balance at November 1, 2022	$—	**
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	—	**
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023*	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2022	$—	**
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	—	**
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023*	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2022	$253,757
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	29,605
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	283,362
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023*	$29,605

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2022	$821,566
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(11,097)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	810,469
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023*	$(11,097)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2022	$1,756,940
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	1,756,940
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023*	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2022	$4,994,660	**
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(74,359)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	4,920,301	**
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023*	$(74,359)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2022	$317,135
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	37,000
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	354,135
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023*	$37,000

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2022	$1,694,942
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(22,603)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	1,672,339
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023*	$(22,603)

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation/depreciation on investments in the accompanying statement of operations.

** Includes securities that are fair valued at zero.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of April 30, 2023. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

	Fair Value April 30, 2023		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Capital Appreciation Institutional Fund
Preferred Stocks	$1,673,906		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	15.0x-17.0x	N/A
Special Purpose Vehicle	3,210,054		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	15.0x-17.0x	N/A

Alger Focus Equity Fund
Preferred Stocks	—	*	Income	Discount Rate	100.00%	N/A
			Approach

Alger Mid Cap Growth Institutional Fund
Preferred Stocks	—	*	Income	Discount Rate	100.00%	N/A
			Approach
Rights	283,362		Income	Discount Rate	8.14%-9.44%	N/A
			Approach	Probability of	0.00%-60.00%	N/A
				Success
Special Purpose Vehicle	810,469		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	15.0x-17.0x	N/A

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value April 30, 2023		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Small Cap Growth Institutional Fund
Common Stocks	$1,756,940		Market	Priced at Cost	N/A	N/A
			Approach
Preferred Stocks	—	*	Income	Discount Rate	100.00%	N/A
			Approach
Preferred Stocks	4,920,301		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	15.0x-17.0x	N/A
Rights	354,135		Income	Discount Rate	8.14%-9.44%	N/A
			Approach	Probability of	0.00%-60.00%	N/A
				Success
Special Purpose Vehicle	1,672,339		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	15.0x-17.0x	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of April 30, 2023, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents
Alger Capital Appreciation Institutional Fund	$30,142,547	$179,626	$29,962,921	$—
Alger Focus Equity Fund	25,594,037	104,557	25,489,480	—
Alger Mid Cap Growth Institutional Fund	1,640,177	—	1,640,177	—
Alger Small Cap Growth Institutional Fund	750,092	—	750,092	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivative instruments held by the Funds throughout the period or as of April 30, 2023.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 10 — Principal Risks:

Alger Capital Appreciation Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Focus Equity Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Mid Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

NOTE 11 — Affiliated Securities:

During the six-month period ended April 30, 2023, as disclosed in the following table, certain Funds held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the applicable Fund(s) for purposes of the 1940 Act. Transactions during the six-month period ended April 30, 2023 with such affiliated persons are summarized below. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Capital Appreciation Institutional Fund
Special Purpose Vehicle
Crosslink Ventures Capital C, LLC, Cl. A***					$—	$—	$(42,066)	$3,210,054
Total					$—	$—	$(42,066)	$3,210,054

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Focus Equity Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	76,825	—	—	76,825	$—	$—	$—	$—	*
Total					$—	$—	$—	$—	*

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Mid Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	166,009	—	—	166,009	$—	$—	$—	$—	*
Special Purpose Vehicle
Crosslink Ventures Capital C, LLC, Cl. A***					—	—	(7,524)	574,156
Crosslink Ventures Capital C, LLC, Cl. B***						—	(3,573)	236,313
Total					$—	$—	$(11,097)	$810,469

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	133,263	—	—	133,263	$—	$—	$—	$—	*
Special Purpose Vehicle
Crosslink Ventures Capital C, LLC, Cl. A***					—	—	(17,442)	1,330,998
Crosslink Ventures Capital C, LLC, Cl. B***					—	—	(5,161)	341,341
Total					$—	$—	$(22,603)	$1,672,339

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

** Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Funds because the Funds and Prosetta Biosciences, Inc., Series D are under common control.

*** The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures Capital C, LLC, Class A and Crosslink Ventures Capital C, LLC, Class B. There were no capital increases or decreases for the six-month period ended  April 30, 2023.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2023, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2022 and ending April 30, 2023 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Six Months Ended April 30, 2023(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2023(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,095.70	$6.39	1.23%
	Hypothetical(c)	1,000.00	1,018.70	6.16	1.23
Class R	Actual	1,000.00	1,093.50	8.67	1.67
	Hypothetical(c)	1,000.00	1,016.51	8.35	1.67
Class Y	Actual	1,000.00	1,098.00	4.06	0.78
	Hypothetical(c)	1,000.00	1,020.93	3.91	0.78
Class Z-2	Actual	1,000.00	1,097.70	4.42	0.85
	Hypothetical(c)	1,000.00	1,020.58	4.26	0.85

Alger Focus Equity Fund
Class A	Actual	$1,000.00	$1,050.20	$4.83	0.95%
	Hypothetical(c)	1,000.00	1,020.08	4.76	0.95
Class C	Actual	1,000.00	1,094.40	8.98	1.73
	Hypothetical(c)	1,000.00	1,016.22	8.65	1.73
Class I	Actual	1,000.00	1,108.70	4.81	0.92
	Hypothetical(c)	1,000.00	1,020.23	4.61	0.92
Class Y	Actual	1,000.00	1,110.60	3.04	0.58
	Hypothetical(c)	1,000.00	1,021.92	2.91	0.58
Class Z	Actual	1,000.00	1,110.40	3.30	0.63
	Hypothetical(c)	1,000.00	1,021.67	3.16	0.63

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,052.50	$7.33	1.44%
	Hypothetical(c)	1,000.00	1,017.65	7.20	1.44
Class R	Actual	1,000.00	1,050.00	9.71	1.91
	Hypothetical(c)	1,000.00	1,015.32	9.54	1.91
Class Z-2	Actual	1,000.00	1,055.20	5.04	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$971.50	$6.60	1.35%
	Hypothetical(c)	1,000.00	1,018.10	6.76	1.35
Class R	Actual	1,000.00	968.60	8.83	1.81
	Hypothetical(c)	1,000.00	1,015.82	9.05	1.81
Class Z-2	Actual	1,000.00	972.90	4.84	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?	We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger. com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Funds’ liquidity risk.

The Board met on December 6, 2022 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists the Fund with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2021 through November 30, 2022 (the “Review Period”).

The Report stated that the Committee assessed the Funds’ liquidity risk by considering qualitative factors such as the Funds’ investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Funds’ liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that the Funds primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on the Funds, and concluded that the Funds remained primarily highly liquid. The Report stated that during the Reporting Period, the Committee approved updated liquidity parameters for the Funds based on discussions with ICE, certain other third parties, and internal groups at Alger Management relating to RATS and average daily trading volumes in normal and stressed conditions for the various market capitalizations of holdings in the Funds.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Trust’s LRMP was operating effectively and adequately with respect to the Funds and has been effectively implemented during the Review Period.

THE ALGER INSTITUTIONAL FUNDS

100 Pearl Street, 27th Floor

New York, NY 10004

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of the series of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AIFSAR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)          A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable
(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:
/s/ Hal Liebes
Hal Liebes
Principal Executive Officer

Date: June 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Hal Liebes
Hal Liebes
Principal Executive Officer

Date: June 21, 2023

By:
/s/ Michael D. Martins
Michael D. Martins
Principal Financial Officer

Date: June 21, 2023